Exhibit 99.2

AMENDMENT TO AGREEMENT

THIS AMENDMENT (the “Amendment”) dated as of July 22, 2013, amends and supplements the Agreement dated as of May 13, 2012 (the “Settlement Agreement”) by and among the Third Point Group (as defined in the Settlement Agreement) and Yahoo! Inc. (the “Company”);

In consideration of the mutual agreements set forth in the Settlement Agreement and this Amendment and other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1.	All terms referred to herein and not otherwise defined shall have the meaning ascribed to them under the Settlement Agreement. This Amendment shall become effective if and when the “Closing” occurs, as that term is defined under the Purchase Agreement, dated as of the date hereof, by and among the Company and the members of the Third Point Group, and shall be null and void in its entirety if such Closing does not occur.

2.	Amend and replace Section 3 of the Settlement Agreement in its entirety to read as follows:

“3)	Standstill. For purposes of this Agreement, the “Standstill Period” shall mean the period from the date of this Agreement until the conclusion of the Company’s 2018 annual meeting of stockholders.

a.	During the Standstill Period, each member of the Third Point Group shall not, and shall cause each Third Point Affiliate not to, take any of the following actions, directly or indirectly:

i.	solicit proxies or written consents of stockholders, or any other person with the right to vote or power to give or withhold consent in respect of Voting Securities, or conduct, encourage, participate or engage in any other type of referendum (binding or non-binding) with respect to, or from the holders of Voting Securities or any other person with the right to vote or power to give or withhold consent in respect of Voting Securities, make, or in any way participate or engage in (other than by voting its Voting Securities in a manner that does not violate this Agreement), any “solicitation” of any proxy, consent or other authority to vote any Voting Securities or make any shareholder proposal (whether pursuant to Rule 14a-8 promulgated under the Exchange Act or otherwise), with respect to any matter, or become a participant in any contested solicitation with respect to the Company, including without limitation relating to the removal or the election of directors;

ii.

form or join in a partnership, limited partnership, syndicate or other group, including without limitation a group as defined under Section 13(d) of the Exchange Act, with respect to the Common Stock or any other Voting Securities, or otherwise support or participate in any effort by a third party with respect to the matters set forth in Section 3)a.i., or deposit any shares of Common Stock or any other Voting Securities in a voting trust or subject any shares of Common Stock or any other Voting Securities to any voting agreement, other than solely with other members of the Third Point Group or other Third Point Affiliates with respect to the shares of Common Stock now or hereafter owned by them or pursuant to this Agreement;

iii.	without the prior approval of the Board contained in a written resolution of the Board, (x) either directly or indirectly for itself or its Affiliates, or in conjunction with any other person or entity in which it is or proposes to be either a principal, partner or financing source or is acting or proposes to act as broker or agent for compensation, effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in, or (y) except as set forth in the next sentence, in any way knowingly support, assist or facilitate any other person to effect or seek, offer or propose to effect, or cause or participate in, any (i) tender offer or exchange offer, merger, acquisition or other business combination involving the Company or any of its subsidiaries or affiliates; (ii) form of business combination or acquisition or other transaction relating to a material amount of assets or securities of the Company or any of its subsidiaries or affiliates or (iii) form of restructuring, recapitalization or similar transaction with respect to the Company or any of its subsidiaries or affiliates;

iv.	make, or cause to be made (whether individually or in concert with others, publicly or privately, orally or in writing or otherwise) any statement, observation or opinion, or communicate any information, including, without limitation, to any member of the press, analyst, or governmental or regulatory agency, that is calculated to or is reasonably likely to have the effect of (i) undermining, impugning, disparaging, injuring the reputation of or otherwise in any way reflecting adversely or detrimentally upon the Company, its officers or its directors or any person who has served as an officer or director of the Company in the past, or who serves on or following the date of this Agreement as an officer or director of the Company or (ii) accusing or implying that any of the Company, its officers or its directors or any person who has served as an officer or director of the Company in the past, or who serves on or following the date of this Agreement as an officer or director of the Company engaged in any wrongful, unlawful or improper conduct; provided, that this clause (iv) shall not apply to truthful statements made in connection with any legal proceeding or governmental or regulatory proceeding, investigation or inquiry or as required by law; provided, however, that in the event that any member of the Third Point Group or any Third Point Affiliate is requested pursuant to, or required by, applicable law, regulation or legal process to testify or otherwise respond to a request from any governmental authority, such person shall, to the extent permitted by applicable law, notify the Company promptly so that the Company may seek a protective order or other appropriate remedy. In the event that no such protective order or other remedy is obtained, or the Company waives compliance with the terms of this clause (iv), such member of the Third Point Group or Third Point Affiliate shall furnish only such information which it is advised by counsel is legally required and will exercise reasonable efforts to obtain reliable assurance that such information will be accorded confidential treatment; or

v.	as a result of acquiring beneficial ownership of any Voting Securities of the Company, become a beneficial owner of any Voting Securities of the Company which, together with all other Voting Securities of which members of the Third Point Group and the Third Point Affiliates are beneficial owners, would be deemed under Rule 13d-3(c) promulgated under the Exchange Act to constitute a number of shares of Common Stock in excess of 3% of the issued and outstanding shares of Common Stock of the Company.

The term “Voting Securities” as used herein shall mean the common stock, par value $0.001 per share, of the Company (the “Common Stock”) and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for, Common Stock or other securities, whether or not subject to the passage of time or other contingencies. The term “beneficial owner” as used herein shall have the meaning given to such term in Rule 13d-3 promulgated under the Exchange Act.

b.

During the Standstill Period, the Company shall not, and shall cause each of its officers and directors, subsidiaries and Affiliates and each of their respective successors and assigns (each a “Company Affiliate”) not to, (whether directly or indirectly, individually or in concert with others, publicly or privately, orally or in writing or otherwise) make, or cause to be made, any statement, observation or opinion, or communicate any information, including, without limitation, to any member of the press, analyst, or governmental or regulatory agency, that is calculated to or is reasonably likely to have the effect of (i) undermining, impugning, disparaging, injuring the reputation of or otherwise in any way reflecting adversely or detrimentally upon any member of the Third Point Group or any Third Point Affiliate or (ii) accusing or implying that any member of the Third Point Group or any Third Point Affiliate engaged in any wrongful, unlawful or improper conduct; provided, that this subsection (b) shall not apply to (x) statements, observations, opinions or communications of information, in each case that originate from third parties other than the Company or any Company Affiliate, that have not been created or prepared, directly or indirectly, at the direction, request or prompting of, or otherwise in concert with, the Company or any Company Affiliate and that are published or otherwise transmitted by or through the Company or any Company Affiliate in the ordinary course of business without any specific endorsement, confirmation or approval of the content thereof by the Company or any Company Affiliate beyond the publication thereof, or (y) truthful statements made in connection with any legal proceeding or governmental or regulatory proceeding, investigation or inquiry or as required by law; provided, however, that in the event that any Company Affiliate is requested pursuant to, or required by, applicable law, regulation or legal process to testify or otherwise respond to a request for information from any governmental authority, such Company Affiliate shall, to the extent permitted by applicable law, notify Third Point promptly so that the Third Point may seek a protective order or other appropriate remedy. In the event that no such protective order or other remedy is obtained, or Third Point waives compliance with the terms of this subsection (b), such Company Affiliate shall furnish only such information which it has been advised by counsel is legally required and will exercise reasonable efforts to obtain reliable assurance that such information will be accorded confidential treatment.”

3.	Insert a new Section 19 of the Settlement Agreement as follows: “Each of Daniel S. Loeb, Michael J. Wolf and Harry J. Wilson hereby irrevocably resigns from the Board of Directors of the Company and all committee memberships thereof effective as of 5:00 p.m. Pacific Time on July 31, 2013. All unvested equity awards granted by the Company to Michael J. Wolf and Harry J. Wilson shall be accelerated immediately prior to such resignation and all vested and unvested equity awards held by them shall be cashed out by the Company promptly following the effectiveness of such resignation at a price per share equal to the price per share paid under the Purchase Agreement.”

4.	In the event of any inconsistency between the provisions of this Amendment and those of the Settlement Agreement, this Amendment shall prevail. For the avoidance of doubt, except as expressly set forth herein, the Settlement agreement shall remain unchanged and in full force and effect.

5.	This Amendment may be executed in multiple counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment, or caused the same to be executed by its duly authorized representative as of the date first above written.

YAHOO! INC.

By:	/s/ Ron S. Bell
Name:	Ron S. Bell
Title:	General Counsel and Secretary

THIRD POINT LLC

By:	/s/ Josh Targoff
Name:	Josh Targoff
Title:	Chief Operating Officer and General Counsel

THIRD POINT PARTNERS QUALIFIED L.P.
By:	Third Point LLC, its investment manager

By:	/s/ Josh Targoff
Name:	Josh Targoff
Title:	Chief Operating Officer and General Counsel

THIRD POINT PARTNERS L.P.
By:	Third Point LLC, its investment manager

By:	/s/ Josh Targoff
Name:	Josh Targoff
Title:	Chief Operating Officer and General Counsel

THIRD POINT OFFSHORE MASTER FUND L.P.
By:	Third Point LLC, its investment manager

By:	/s/ Josh Targoff
Name:	Josh Targoff
Title:	Chief Operating Officer and General Counsel

[Signature page to Amendment of Settlement Agreement]

THIRD POINT ULTRA MASTER FUND L.P.
By:	Third Point LLC, its investment manager

By:	/s/ Josh Targoff
Name:	Josh Targoff
Title:	Chief Operating Officer and General Counsel

THIRD POINT REINSURANCE COMPANY, LTD.
By:	Third Point LLC, its investment manager

By:	/s/ Josh Targoff
Name:	Josh Targoff
Title:	Chief Operating Officer and General Counsel

DANIEL S. LOEB

/s/ Daniel S. Loeb

MICHAEL J. WOLF

/s/ Michael J. Wolf

HARRY J. WILSON

/s/ Harry J. Wilson

[Signature page to Amendment of Settlement Agreement]